SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 20, 2000


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                          (Exact name of the registrant
                          as specified in its charter)



Delaware                     333-36244                 41-1808858

(State or other             (Commission              (I.R.S. Employee
jurisdiction of              File No.)               Identification No.)
Incorporation)


8400 Normandale Lake Boulevard                                   55437
Minneapolis, Minnesota
(Address of Principal                                         (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000









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Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the July, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-1 RFM2
1996-HS1 RFM2
1996-HS2 RFM2
1996-HS3 RFM2
1996-RHS4 RFM2
1997-GMACM4 RFM2
1997-HI1  RFM2
1997-HI3  RFM2
1997-HS2  RFM2
1997-HS5 RFM2
1998-HI2 RFM2
1998-HI4  RFM2
1998-HS1 RFM2
1998-HS3 RFM2
1999-HI1 RFM2
1999-HI4 RFM2
1999-HI6 RFM2
1999-HI8  RFM2
1999-HS2  RFM2
1999-HS3  RFM2
1999-HS5 RFM2
1999-HS7 RFM2
2000-HI1 RFM2
2000-HI1 RFM2
2000-HI2 RFM2
2000-HI3 RFM2

Item 7. Financial  Statements and Exhibits

(a) See attached monthly reports.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

By:     /s/ Davee Olson
Name:   Davee Olson
Title:  Chief Financial Officer
Dated:  July 20, 2000





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